Exhibit 99.1

www.roth.com Member: FINRA / SIPC 1 of 15 COVID - 19 Review October 2020

www.roth.com Member: FINRA / SIPC 2 of 15 Forward Looking Statements

www.roth.com Member: FINRA / SIPC 3 of 15 Speaker: RJ Tesi MD CEO/CMO Dr . Tesi has been President, Chief Executive Officer and acting Chief Medical Officer since the formation of the Company in September 2015 . Dr . Tesi’s career in medicine and biopaharma has focused on strategies to manipulate the immune system . First, as an academic liver/pancreas/kidney transplant sugeon , he focused on controlling the immune systems attempt to reject life saving organs . While managing immunosuppression on a daily basis, he was introduced to the tricky balance between enough immunosuppression to prevent rejection and too much immunosuppression resulting in life threatening viral infections . In biopharma, his focus has been on controlling the immune response as it relates to disease including autoimmune disease, cancer, neurodegenerative, metabolic and infectious diseases . Dr . Tesi is one of the three founders of INmune Bio, a company focused on reprograming the innate immune system to treat disease . Before his roles at INmune Bio, Dr . Tesi has held senior leadership roles in private and public companies . Dr . Tesi received his medical degree from Washington University in St . Louis and held board certification is general surgery and transplant surgery during his academic career .

ROTH Capital Partners

www.roth.com

INmune Bio

Company Overview

- Founded September 2015
- NASDAQ listed (INMB)
- Simple capital structure
- Multiple clinical programs
- Strong IP portfolio
- Identifiable near-term catalysts

Product Platforms

- DN-TNF platform for treatment dysregulated innate immunity
  - XPro1595 for Alzheimer's disease
  - XPro1595 for Treatment Resistant Depression
  - Quellor for treatment of COVID19 cytokine storm
  - INB03 for MUC4 expressing cancers
  - LIVNate for NASH
- INKmune to eliminate minimal residual disease
  - Treatment of high-risk MDS
  - Eliminate MRD in CaOva

Dark programs are in or soon to be in clinic

Member: FINRA / SIPC

4 of 15

www.roth.com Member: FINRA / SIPC 5 of 15 Company Overview Development Platforms • Founded Sept 2015 • NASDAQ: INMB • Simple cap structure • Innate immune system focused • DN - TNF for CNS, immuno - oncology, COVID19 and metabolic diseases • INKmune – an NK cell focused platform targeting minimal residual disease

www.roth.com Member: FINRA / SIPC 6 of 15 Modifying the Catastrophic Complications of COVID19 by targeting the Master Cytokine with Quellor A Phase II trial

What brings patients to the hospital with C19? • Reality #1: At time of admission viral titer is decreasing • Reality #2: The dysregulated innate immune response to the virus causes Cytokine Storm • Problem: Cytokine Storm is making patients sick • Hypothesis: Blunting the effects of Cytokine Storm will alter the arch of the disease • Solution: Target the Master Cytokine of the Cytokine Storm with Quellor Quellor non - confidential October 2020 7

- TNF plays an outsize role in Cytokine Storm
- sTNF stimulates IL1 and IL6 production
- Removal of sTNF from "trio" decreases production of IL1 and IL6
- sTNF and IL1 activate endothelial cells, IL6 does not

TNF is the "Master Cytokine"

Only TNF blockade decreases CS



WT
Tnfα-/-
Il1α-/-/Il1β-/-
TNF-α
IL-1β
IL-6
Copies/β2 Microglobulin
0.40
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
0
2
4
6
8
Time (Hours)

sTNF expression precedes IL1 or IL6 by at least one hour.
IL1/IL6 levels blunted in TNF KO mice but not in IL1 KO mice from Rogers Nature 2020

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Quellor non-confidential October 2020

INmuneBio
INNATE IMMUNITY

The ‘3’ pathologies of TNF in COVID - 19 1. Immune cell activation - activated cells produce cytokines 2. Endothelial cell activation – Up - regulation of ICAM/VCAM for transmigration of immune cells from blood vessel to tissue – Up - regulation of Tissue Factor to cause coagulopathy 3. Promotes infection of cells – TNF up - regulates Neurophilin - 1 - both Neurophilin - 1 and ACE2 receptor binding required for COVID19 entry to cell Quellor non - confidential October 2020

Quellor MOA

Nonglycosylated small homotrimeric protein expressed in *E.coli*



Subunit A
Subunit B
Subunit C
Receptor binding, "small" domain (subunit A)
Mutation A145R
"large" domain (subunit C) Receptor binding,
Receptor binding,
(subunit A)
Mutation Y87H
Mutation R31C (for 10kD pegylation)

see Steed et al., *Science*, 301, 2003

Inflammatory soluble TNF eliminated:
No paracrine signaling through receptors



+
=
solTNF (recombinant or physiological)
Exchange = No paracrine signaling

Quellor neutralizes sTNF without effecting tmTNF

Immunoprotective transmembrane TNF unaffected:
Allows juxtacrine cell-cell signaling



+
=
tmTNF (ΔTACE site or TACE-inhibitor)
No Exchange = Normal juxtacrine signaling

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Quellor non-confidential October 2020

INmuneBio INNATE IMMUNITY

Phase I experience-AD

- Phase I oncology
  - ACTRN12618000675 224
  - Safe and ↓CRP, CCL2, and IL6
- Phase I AD
  - NCT03943264
  - On-going – reported preliminary data on 6 patients 13 July 2020

White Mater Free Water is a biomarker of neuroinflammation



% Change in Neuroinflammation
5
4
3
2
1
0
-1
-2
-3
5.13%
ADNI (N=25)
1.72%
0.3 mg/kg XPro1595 (N=3)
2.33%
1.0 mg/kg XPro1595 (N=3)

Dose response in white matter free water safe mask



% Change in Neuroinflammation
5
0
-5
-10
-15
-20
-25
-30
-35
-40
4.58 %
ADNI cohort (N=25)
XPro1595 (N=6)
-40.3%

Decreased neuroinflammation in arcuate fasciculus – a language white matter tract

INmuneBio INNATE IMMUNITY

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Quellor non-confidential October 2020

Phase II: Quellor to treat pulmonary complications of C19 • Enrollment criteria: adult COVID19 infection with room air SaO2<94% – High risk comorbidities: age≥60; cardiovascular disease, obesity, diabetes, Black race or Hispanic ethnicity • Treatment groups: Standard - of - Care vs Standard - of - Care + Quellor 1mg/kg subQ on day 1 and 8 (if in hospital) – SOC may include remdesivir and/or dexamethasone 10mg/d (or solumedrol equivalent) End - points: prevent catastrophic complications Quellor non - confidential October 2020 Day 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 ER/Clinic evaluation Day 0 Quellor Day 8 (if in - patient) Quellor Day 1 Standard - of - Care Discharge and out - patient phase Primary end point* day 28 12 * safety evaluation days 40 and 70

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